EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(Chief Financial Officer)
In connection with the Quarterly Report of CEC Entertainment, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certifies, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 14, 2019	/s/ James A. Howell
James A. Howell
Executive Vice President, Chief Financial Officer